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                                                                   EXHIBIT 10.14


THIS PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR
IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR
DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED
THERETO OR AN OPINION OF COUNSEL ACCEPTABLE TO BOREALIS TECHNOLOGY CORPORATION
THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED.

                                 PROMISSORY NOTE
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
$250,000                                                     Carson City, Nevada

                                                                      July  1997

                  FOR VALUE RECEIVED, the undersigned, Borealis Technology Corporation, a Delaware corporation (the "COMPANY"), hereby promises to pay to Oxbow LLC, a Wyoming limited liability company (the "HOLDER") the principal sum of Two Hundred and Fifty Thousand Dollars ($250,000), with interest thereon at the rate of ten percent (10.00%) per annum, compounded annually, at the principal offices of the Company, upon the following terms and conditions:

                  The principal amount of this Promissory Note and all accrued but unpaid interest from the date hereof shall be due upon demand of the Holder at any time following the earlier of (i) the seventh day following the receipt by the Company of the cash proceeds of the Company's secondary public offering of Common Stock pursuant to the Company's Registration Statement on Form SB-2 (Registration No. 333- 27299) or (ii) the ninetieth (90th) day following the date of execution of this Promissory Note as set forth above (the "MATURITY DATE").

                  The undersigned shall have the right to prepay at any time, and from time to time, without premium or penalty all or any portion of the principal and/or accrued interest hereunder.

                  The undersigned hereby waives presentment, protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Promissory Note.

                  The undersigned agrees to pay any costs of collection of this Promissory Note, including without limitation reasonable attorneys' fees and costs, in the event it is not fully paid when due.

                  This Promissory Note has been made and delivered in the State of Nevada and shall be construed in accordance with, and all actions arising hereunder shall be governed by, the laws of the State of Nevada.

                                           BOREALIS TECHNOLOGY
                                           CORPORATION

                                           By: ___________________________

                                           Name: _________________________

                                           Title: ________________________

The undersigned, Curtis Faith, hereby personally guarantees the obligations of Borealis Technology Corporation pursuant to this Promissory Note.

                                           -------------------------------
                                           Curtis Faith